BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated August 4, 2014

to the Summary Prospectus dated November 27, 2013

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robert M. Shearer, CFA	2001	Managing Director of BlackRock, Inc.
Tony DeSpirito	2014	Managing Director of BlackRock, Inc.
Kathleen M. Anderson	2003	Managing Director of BlackRock, Inc.
David J. Cassese, CFA	2011	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-EQD-0814SUP